Barrington Research Virtual Fall Investment Conference James Ray – President & Chief Executive Officer Andy Cheung – Executive Vice President & Chief Financial Officer September 12, 2024 Exhibit 99.1

Barrington Research Virtual Fall Investment Conference - 2 These slides contain forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, these slides may contain forward-looking statements about the Company’s expectations for future periods with respect to closing of the recently announced sale of its Cab Structures Business, its plans to improve financial results, the future of the Company’s end markets, changes in the Class 8 and Class 5-7 North America truck build rates, performance of the global construction and agricultural equipment business, the Company’s prospects in the wire harness, warehouse automation and electric vehicle markets, the Company’s initiatives to address customer needs, organic growth, the Company’s strategic plans and plans to focus on certain segments, competition faced by the Company, volatility in and disruption to the global economic environment and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including those included in the Company’s filings with the SEC. There can be no assurance that statements made in these slides relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. See slide 17 for use of non-GAAP financial measures. Forward Looking Statements and Non-GAAP Financial Measures

CVG At A Glance

OVERVIEW

- 2023 Revenue: $995M
- 2023 FY Adj. OI $51M
- 2023 FY Adj. EBITDA 6.8%
- ~8,200 Employees
- Founded in 2000

Seating



Plastics



GLOBAL TIER 1 SUPPLIER


Vehicle Solutions 56%
Electrical Systems 27%
Aftermarket & Accessories 16%
2023 Revenue Composition*

Electrical Systems



Aftermarket Parts



** excludes any contribution from CVG's Cab Structures or Industrial Automation businesses in 2024. On July 31, 2024, CVG signed an asset purchase agreement to sell the Cab Structures business. Separately, CVG is currently exploring strategic alternatives for the Industrial Automation business.*

WHO WE ARE

An experienced Tier I supplier delivering design, engineering and manufacturing solutions. Executing a transformation strategy to drive growth and product diversification in Electrical Systems.

Geographic Breakdown (FY23 % of Revenue):


76%
16%
8%
North America
Europe
Asia Pacific

Barrington Research Virtual Fall Investment Conference - 3

Barrington Research Virtual Fall Investment Conference - 4 CVG’s Unique Customer Value Proposition Solve Complex Problems o State-of-the-art manufacturing cells allow quick changeovers o Focus on low-volume production to maximize high-touch, value add Deliver Real Solutions o Providing complete full vehicle connectivity solutions o Specialized, custom systems designed to meet strict customer requirements Design & Engineering o Custom design capabilities to meet customer needs o Speed and product engineering helps our customers get products to market quickly Create Positive Change o Providing the right solution for the right application o Customer service drives strong customer retention We Make Better Possible

Barrington Research Virtual Fall Investment Conference - 5 Taking the necessary steps to position CVG for future success STRATEGIC RATIONALE Portfolio Realignment • Reduce Class 8 exposure and cyclicality by balancing customer concentration • Improves capital efficiency and business complexity • Smaller, more focused company targeting higher-margin products Sale of Cab Structures and FinishTEK Strategic Review of Industrial Automation Capacity Optimization • Low-cost capacity to service new business wins contributing to growth in Electrical Systems • Plant sale allows for shifting production to other sites to streamline business and focus efforts New Electrical Systems Plants Sale of Chillicothe, OH plant ACTIONS TAKENS Operational Efficiency • Lowering cost structure to adjust to current demand environments • Creates operating leverage into end market recovery • Strengthen operating systems across facilities; increasing focus on continuous improvement Lean Manufacturing Supplier and Freight Cost Focus Right-size Cost Structure Key Strategic Actions Strengthen Value Proposition

Con / Ag 20 – 25% Bus/Auto/Other 10 – 15% Industrial Automation ~5% Aftermarket & Accessories ~15% Medium Truck 5 – 10% Heavy Truck 35 – 40% Vehicle Solutions 59% Electrical Systems 23% Aftermarket & Accessories 14% Industrial Automation 4% Con / Ag 25 – 30% Bus/Auto/Other 10 – 15% Aftermarket & Accessories 15 – 20% Medium Truck 5 – 10% Heavy Truck 30 – 35% Vehicle Solutions 56% Electrical Systems 27% Aftermarket & Accessories 16% * excludes any contribution from CVG’s Cab Structures or Industrial Automation businesses in 2024. On July 31, 2024, CVG signed an asset purchase agreement to sell the Cab Structures business. Separately, CVG is currently exploring strategic alternatives for the Industrial Automation business. CVG Revenue Breakdown Barrington Research Virtual Fall Investment Conference - 6 FY23 Revenue = $995M FY23 Revenue* = $835M As Reported Adjusted S e g m e n t E n d M a rk e t

Business Segment Overview

Segment	Key Product Categories/Brands	Key End Markets
Vehicle Solutions	• Seating Systems • Plastics Bostrom Seating; KAB Seating; National Seating; Advanctek	HD / MD Trucks; Construction; Agriculture; Bus & Van; Military & Defense; Recreational
Electrical Systems	• Cable and Wire Harness Assemblies • Control Boxes • Dashboard Assemblies	Construction; Agriculture; HD / MD Trucks; E-mobility; Automotive; Recreational
Aftermarket & Accessories	• Seats and Components • Wipers, Mirrors, & Sensors Bostrom Seating; Moto Mirror; National Seating; Sprague Devices	HD / MD Trucks; Bus & Van; Military & Defense; E-mobility

CVG

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Key End Market Outlooks Support Long-Term Growth

NA Class 8 Heavy Truck Build

ACT Research is forecasting a weaker 2024/2025 followed by strong growth


315
340
316
280
349
-7%
-11%
+25%
2022
2023
2024F
2025F
2026F

Source: ACT Research

Units in Thousands

Construction and Agricultural Equipment Market Outlook

- Construction equipment end market seeing global weakening with year over year volumes declining 10%*, driven by higher interest rates, weaker housing starts, and slower commercial real estate activity
- Agriculture equipment end market experiencing year over year softening of ~15%*, driven by higher interest rates and lower agricultural commodity prices
- CVG remains optimistic in the long-term growth opportunities in these markets given replacement needs and underlying secular trends

*Source: Company estimates

CVG is Exposed to Global Mega Trends

Onshoring/Re-industrialization

- Strategically located facilities to support OEM production in North American, European, and Asia Pacific markets

Electrification/Decarbonization

- Commercial vehicle and auto OEMs continue to forecast continued growth in EV production

Autonomous Vehicles

- Increased wiring intensity on newer vehicles to support autonomous driving and enhanced safety and technology features

Food Security

- Larger, more sophisticated agricultural equipment is a key driver of future expected improvements in agricultural productivity

eCommerce

- Continued growth in eCommerce increases need for first-mile and last-mile commercial vehicle solutions

CVG

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Barrington Research Virtual Fall Investment Conference - 9 Capital Allocation Focus Internal Investment • Annual capital spending of 2-3% of revenue • Fund operating and growth needs • Look for opportunities to increase growth profile • Focus on adjacent products and markets • Target leverage ratio of 1.5 – 2.0x • Maintain ample financial flexibility • Additional avenue to create value for shareholders • Consideration to deploy excess cash Opportunistic M&A Debt Repayment Return Cash to Shareholders Near-term Focus Future Potential

Barrington Research Virtual Fall Investment Conference - 10 Financial Review

• Segment income expansion reflecting growth in Electrical Systems and operational improvements in Vehicle Solutions and Aftermarket • Challenging Industrial Automation end-market following post-Covid spike in distribution center construction Barrington Research Virtual Fall Investment Conference - 11 All values are in millions of dollars 0 200 400 600 2020 2021 2022 2023 Revenue Vehicle Solutions Electrical Systems Aftermarket Industrial Automation (10) 0 10 20 30 40 50 2020 2021 2022 2023 Adjusted Operating Income Vehicle Solutions Electrical Systems Aftermarket Industrial Automation CVGI’s current segment reporting structure has been in place for fiscal year 2020 reporting and beyond Segment Financial Summary – 2020-2023

Barrington Research Virtual Fall Investment Conference - 12 All values are in millions of dollars, except margin percentages, EPS, and Net Debt / Adj. EBITDA ratios CONSOLIDATED RESULTS ($M) Commentary • Revenue in the first half of 2024 pressured by: ✓ Decline in Class 8 truck builds year-over-year ✓ Accelerated softening in construction and agricultural demand ✓ Wind-down of certain programs in Vehicle Solutions • Profitability further affected by: ✓ Increased labor rates and FX headwinds in Mexico ✓ Higher ocean freight costs ✓ Higher program launch costs • Strategic actions currently underway to: ✓ Resolve operational and supply chain challenges in our core Vehicle Solutions business to improve operating leverage ✓ Reduce cost structure in Electrical Systems for new business launch ramp-ups and end market recovery ✓ Position Aftermarket to capitalize on better demand by improving seat delivery performance and reducing lead times $525 $462 H1'23 H1'24 Revenue $40.6 $22.7 H1'23 H1'24 Adjusted EBITDA First Half 2024 Results

Fiscal 2024 Outlook

FY24 CVG Outlook ($M)		
Metric	Current 2024 Outlook	Adjusted Current 2024 Outlook[1]
Net Sales	$900 – $960	$730 – $780
Adjusted EBITDA	$42 - $52	$28 – $36

(1) This Adjusted outlook excludes any contribution from CVG's Cab Structures or Industrial Automation businesses in 2024. On July 31, 2024, CVG signed an asset purchase agreement to sell the Cab Structures business. Separately, CVG is currently exploring strategic alternatives for the Industrial Automation business.

- YoY Class 8 truck build rate of 316k (down ~7% y/y) similar to prior forecast; and incrementally weaker construction and agricultural markets
  - ✓ Closely monitoring the volatility and uncertainty of market environment
- Full year 2024 margin performance down 200-300bp compared to 2023
  - ✓ Lower volumes across all four segments with high decremental margins
  - ✓ Proactive actions to address operational performance, offset inflation and reduce costs
- Continued balance sheet improvement in 2024
  - ✓ Asset sale proceeds expected to provide opportunity for further debt paydown

2024 Revenue Guidance Mid-Point Walk ($M)



$900 - $960
($140)
($35)
$730 - $780
Strategic decision to exit two businesses
Current Outlook
Cab Structures
Industrial Automation
Adjusted Current Outlook

2024 EBITDA Guidance Mid-Point Walk ($M)



$42 - $52
($12)
($3)
$28 - $36
Strategic decision to exit two businesses
Current Outlook
Cab Structures
Industrial Automation
Adjusted Current Outlook

Guidance Reflects Strategic Portfolio Actions and Market Conditions

CVG

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Barrington Research Virtual Fall Investment Conference - 14 1 Secular trends driving growth in total addressable market 2 Focused on growing our global Electrical Systems business 3 Strategic actions underway to improve operational efficiency and underlying profitability 4 Stronger operating leverage in anticipated end market recovery 5 Solid balance sheet provides ability to fund growth and optionality CVG Key Investment Highlights More Focused and Better Positioned for Future Success

Barrington Research Virtual Fall Investment Conference - 15 Questions

Barrington Research Virtual Fall Investment Conference - 16 Appendix

This earnings presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). In general, the non-GAAP measures exclude items that (i) management believes reflect the Company’s multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company’s performance, engage in financial and operational planning and to determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on the Company’s financial and operating results and in comparing the Company’s performance to that of its competitors and to comparable reporting periods. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. The financial results calculated in accordance with GAAP and reconciliations to those financial statements are set forth in the supplemental information. Barrington Research Virtual Fall Investment Conference - 17 Non-GAAP Financial Measures

(in millions) FY 2023 FY 2022 Operating Income/(Loss) 48.1 20.1 Restructuring 2.3 5.4 HW Inventory adjustment - 10.4 Deferred consideration purchase accounting - 0.3 Executive transition 0.8 0.3 Adjusted Operating Income 51.1 36.6 % of Revenues 5.1% 3.7% Net Income/(Loss) 49.4 (22.0) Interest Expense 10.7 9.8 Provision (benefit) for income taxes (13.2) 20.9 Depreciation Expense 14.2 14.8 Amortization Expense 3.4 3.4 EBITDA 64.5 26.9 % of Revenues 6.5% 2.7% EBITDA Adjustments Restructuring 2.3 5.4 Executive transition 0.8 0.3 HW inventory adjustment - 10.4 Non-cash pension expense - 9.2 Loss on early extinguishment of debt - 0.9 Other adjustment on FX - (0.0) Deferred consideration purchase accounting - 0.3 Adjusted EBITDA 67.6 53.5 % of Revenues 6.8% 5.4% Barrington Research Virtual Fall Investment Conference - 18 Note: totals may not match due to rounding Reconciliation of GAAP to Non-GAAP Financial Measures

For the Twelve Months Ended Dec 31, 2023 (in millions) Vehicle Solutions Electrical Systems Aftermarket Industrial Automation Corporate Total Operating Income/(Loss) 42.0 26.3 19.0 (1.4) (37.9) 48.1 Restructuring 0.8 0.0 - 0.5 1.0 2.3 Executive transition - - - 0.8 0.8 Adjusted Operating Income/(Loss) 42.8 26.3 19.0 (0.9) (36.2) 51.1 % of Revenue 7.3% 11.5% 13.6% (2.3%) - 5.1% For the Twelve Months Ended Dec 31, 2022 (in millions) Vehicle Solutions Electrical Systems Aftermarket Industrial Automation Corporate Total Operating Income/(Loss) 21.0 18.2 11.9 (7.9) (23.2) 20.1 Restructuring 0.8 0.7 1.9 1.7 0.3 5.4 Inventory adjustment - - 10.4 - 10.4 Deferred consideration purchase accounting - - - 0.3 - 0.3 Executive transition - - - - 0.3 0.3 Adjusted Operating Income/(Loss) 21.8 18.9 13.8 4.6 (22.5) 36.6 % of Revenue 3.8% 10.5% 10.3% 5.3% 3.7% Barrington Research Virtual Fall Investment Conference - 19Note: totals may not match due to rounding Segment GAAP to Non-GAAP QTD

For the Twelve Months Ended Dec 31, 2021 (in millions) Vehicle Solutions Electrical Systems Aftermarket Industrial Automation Corporate Total Operating Income/(Loss) 23.6 14.6 12.1 23.6 (24.3) 49.6 Deferred consideration purchase accounting - - - 0.6 - 0.6 Executive Transitioning - - - - 0.7 0.7 Restructuring 0.5 1.0 - 0.3 0.1 1.9 Investigation - - - - 0.4 0.4 Adjusted Operating Income/(Loss) 24.1 15.6 12.1 24.5 (23.1) 53.2 % of Revenue 4.8% 9.2% 10.4% 13.1% 5.5% For the Twelve Months Ended Dec 31, 2020 (in millions) Vehicle Solutions Electrical Systems Aftermarket Industrial Automation Corporate Total Operating Income/(Loss) 2.6 7.0 11.3 (16.3) (27.8) (23.2) Deferred consideration purchase accounting - - - 5.0 - 5.0 Executive Transitioning - - - - 2.2 2.2 Restructuring 4.5 0.7 0.1 - 1.6 6.9 Investigation - - - - 4.0 4.0 Impairment 7.3 1.2 - 19.8 0.8 29.1 Adjusted Operating Income/(Loss) 14.4 8.9 11.3 8.5 (19.2) 23.9 % of Revenue 3.9% 6.3% 10.5% 8.3% 3.3% Barrington Research Virtual Fall Investment Conference - 20 Note: totals may not match due to rounding Segment GAAP to Non-GAAP QTD